UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

[ X ] Filed by the Registrant
[     ] Filed by a Party other than the Registrant

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[     ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Rule 14a-12
[     ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

SATURNA INVESTMENT TRUST
(Name of Registrant as Specified in its Charter)
________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filings Fee (Check the appropriate box)
[X] No fee required.
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid: ______________

[     ] Fee paid previously with preliminary materials:
[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

SATURNA INVESTMENT TRUST

Sustainable Bond Fund

1300 North State Street
Bellingham, Washington 98225

February [ ], 2016

Dear Fellow Shareowner:

You are cordially invited to participate in a special meeting of shareholders of the Sustainable Bond Fund (the "Fund"), a series of Saturna Investment Trust (the "Trust"). The meeting will take place on February 26, 2016 at 10:00 a.m. in the offices of Saturna Capital Corporation ("Saturna"), 1300 North State Street, Bellingham, WA 98225. The main purpose of the meeting is to consider a proposal to remove an investment restriction that prohibits the Fund from purchasing securities that are subject to legal or contractual restrictions on resale, known as "restricted securities." If approved by shareholders, the change will permit the Fund to invest in bonds that Saturna believes demonstrate sustainable characteristics without regard to whether such bonds are subject to legal or contractual restrictions because the bonds have not been registered under the Securities Act of 1933. Saturna believes removing the restriction will increase the investment opportunities for the Fund.

The proposal is more fully described in the enclosed Proxy Statement. We encourage you to read the enclosed Proxy Statement before voting.

This change requires your approval and your vote is important. The Board of Trustees of the Trust recommends that you vote "FOR" the proposal.

You can vote in any of the following ways:

  By phone, with a toll-free call to 800-728-8762;
  By mail, returning your proxy card in the enclosed postage-paid envelope; or
  In person, at the meeting.

Even if you plan to attend the meeting, we encourage you to vote by phone or mail as soon as possible. We must receive your vote by 5:00 p.m. (Pacific Time) on February 25, 2016, in order to count your vote.

It is a privilege to manage the Fund on your behalf. If you have any questions or need assistance voting, please contact your financial advisor or call us at 800-728-8762.

Sincerely,
/s/ Nicholas F. Kaiser
Nicholas F. Kaiser
President and Trustee

SATURNA INVESTMENT TRUST

Sustainable Bond Fund

1300 North State Street
Bellingham, Washington 98225

NOTICE OF MEETING OF SHAREOWNERS
To be Held on February 26, 2016

NOTICE IS HEREBY GIVEN of a meeting of the shareowners of Sustainable Bond Fund (the "Fund"). The meeting will be held at 1300 North State Street, Bellingham, Washington, 98225, on February 26, 2016, at 10:00 a.m., for the purpose of approving a proposal to remove the Fund's fundamental investment restriction regarding investing in restricted securities (securities that are subject to legal or contractual restrictions on resale or are otherwise not readily marketable).

In addition, the Fund's shareowners will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareowners of record of the Fund as of the close of business on December 31, 2015, are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareowners are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

Your vote is important regardless of the number of shares you own. Your prompt vote will help save resources that would otherwise be required if further solicitation is necessary to obtain the necessary approval. Please vote by mail, telephone, or by attending the meeting in person, as described more fully in the accompanying proxy statement. We encourage you to read the proxy statement before voting and select the method of voting that is most convenient for you. Even if you plan to attend the meeting in person, we encourage you to vote by mail or telephone as soon as possible.

By order of the Board of Trustees
/s/ Thomas R. Phillips
Thomas R. Phillips
February [ ], 2016	Secretary

SATURNA INVESTMENT TRUST

Sustainable Bond Fund

1300 North State Street
Bellingham, Washington 98225

PROXY STATEMENT

MEETING OF SHAREOWNERS
To be Held on February 26, 2016

TABLE OF CONTENTS

INTRODUCTION	[ ]

PROPOSAL 1: TO DELETE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING RESTRICTED SECURITIES	[ ]

VOTING AND MEETING INFORMATION	[ ]

ADDITIONAL INFORMATION	[ ]

APPENDIX A: Shareowners Beneficially Owning More Than 5% of the Fund	A-1

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Saturna Investment Trust (the "Trust"), to be voted at a meeting of the shareowners of Sustainable Bond Fund (the "Fund"), a series of the Trust, to be held on February 26, 2016, at 10:00 a.m., at 1300 North State Street, Bellingham, Washington, 98225 and at any adjournments thereof (the "Meeting"). For ease and clarity of presentation, shares of beneficial interest of the Fund are referred to herein as "Shares," and owners of Shares are referred to as "Shareowners." This Proxy Statement and the enclosed proxy ballot are first being mailed to Shareowners on or about February [ ], 2016.

The Fund is a diversified, open-end management investment company and is a series of the Trust, which is organized as a business trust under the laws of the State of Washington. The Board has fixed the close of business on December 31, 2015 (the "Record Date") as the record date for determining the Shareowners of the Fund who are entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 723,262 shares of the Fund. A list of the shareholders of record will be available for inspection at the offices of Saturna Capital Corporation ("Saturna"), 1300 North State Street, Bellingham, Washington, 98225, until the date of the Meeting. Only Shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.

At the Meeting, Shareowners will be asked to approve a proposal to delete the fundamental investment restriction regarding investing in "restricted securities" (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable) (the "Proposal"). If Shareowners approve the Proposal, the Fund would be permitted to invest in "restricted securities" that are consistent with the Fund's investment objective and strategies, and in accordance with the Fund's other fundamental restrictions and in compliance with the Fund's liquidity policies and procedures. The Proposal is described more fully in this Proxy Statement.

Only Shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Shareowners are entitled to one vote for each full share and a proportionate fractional vote for each fractional shares held as of the Record Date. Each properly executed proxy ballot received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the Shareowner's instructions. If a proxy ballot is properly executed and timely returned, but the Shareowner did not provide any voting instructions, the Shares represented by the proxy ballot will be voted "FOR" the Proposal. Any Shareowner giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

If your Shares are held for your benefit by a financial intermediary, such as a broker, the financial intermediary is likely the Shareowner of record. Please consult with your financial intermediary regarding your ability to vote at the Meeting or how to provide or revoke your voting instructions.

The Fund will furnish, without charge, a copy of the Fund's most recent annual report and most recent semiannual report succeeding the annual report, if any, to any Shareowner upon request. A Shareowner may obtain such report(s) by writing to the Fund, by calling 800-728-8762 or by downloading the report at www.saturna.com.

PROPOSAL 1
TO DELETE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING RESTRICTED SECURITIES

Background
Mutual funds are required by the Investment Company Act of 1940 (the "1940 Act") to adopt fundamental investment restrictions governing the fund's classification and certain investment activities. In addition, mutual funds may adopt fundamental investment restrictions governing other investment operations. A fundamental investment restriction is one that can only be changed with the approval of the holders of a majority of the outstanding Shares of the Fund.

The Fund is organized as a series of the Trust. When the Fund was initially organized, it adopted the fundamental investment restrictions of the Trust that applied to all of the Trust's other series existing at the time. Among those fundamental investment restrictions is a restriction that states the Fund:

...shall not purchase "restricted securities" (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable)... .

This fundamental investment restriction regarding restricted securities (the "Investment Restriction") is not among those investment restrictions that the Fund must adopt under the 1940 Act. In general, restricted securities are those securities that are subject to restrictions on resale because they have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act").

The Fund was recently organized in December 2014. At that time, it adopted the Trust's investment restrictions, many of which had been in place for over 20 years. The Trust first adopted the Investment Restriction as a risk-limiting measure at a time when the Investment Restriction did not unduly limit the funds' universe of potential investments. Since that time, industry and regulatory developments, especially in the bond markets, have resulted in many bond-oriented mutual funds electing to invest (sometimes substantially) in restricted securities.

Regulatory and Industry Developments Regarding Restricted Securities
A defining feature of mutual funds is the ability of fund shareholders to redeem their shares on any day the fund is open and receive the net asset value of such shares within a prescribed time following redemption. Accordingly, the 1940 Act requires that a mutual fund must maintain the ability to buy back its shares at current net asset value within 7 days after the shareowner tenders the shares to the fund for redemption. To ensure that funds maintain their ability to meet their redemption obligations, the staff of the U.S. Securities and Exchange Commission ("SEC") has a long-standing position that generally limits an open-end fund's aggregate holdings of illiquid assets to no more than 15% of the fund's net assets. Under this SEC staff position, a security is considered illiquid if the fund cannot be sold in the ordinary course of business within 7 days at approximately the price at which the fund has valued the security.

In addition to the 15% limit on illiquid securities referenced above, the SEC staff has a long-standing interpretative position that a restricted security generally would be regarded as an illiquid security. The SEC staff first articulated this position in guidance published in 1969.

In connection with more recent developments in the capital markets, the SEC adopted Rule 144A under the Securities Act in April 1990 to facilitate trading in the secondary market of restricted securities among qualified institutional buyers. When adopting Rule 144A, the SEC modified its position with respect to the liquidity determination of restricted securities (including foreign securities) held by mutual funds and concluded that the determination of the liquidity of Rule 144A securities held in a fund's portfolio is a question of fact for the board of directors to determine based upon the trading markets for the specific security.

In addition to Rule 144A, the SEC adopted Regulation S in 1990 ("Reg S") in response to the growth of global capital markets and to provide a safe harbor exemption from registration under the Securities Act for offshore securities offerings. Although Reg S imposes various restrictions on the resale of securities within the U.S., such securities are often freely traded in foreign markets and may eventually be resold to U.S. persons (including mutual funds) in the secondary market under certain circumstances.

Since these regulatory developments, the markets for trading many securities, the resale of which is restricted under Rule 144A and Reg S, has become very deep and liquid. As a result, many mutual fund boards have adopted policies and procedures for determining when certain types of restricted securities, including Rule 144A and Reg S securities, may be deemed liquid notwithstanding the restriction on the resale of such securities.

Reasons for the Proposal
The Fund's investment objective is current income and capital preservation. In seeking to achieve its investment objective, the Fund invests primarily in bonds of issuers located throughout the world that Saturna believes demonstrate sustainable characteristics. Saturna seeks to identify issuers that have such sustainable characteristics, including an established operating history, consistent profitability, financial strength, and low risk in the areas of environment, social responsibility, and corporate governance ("ESG"). The Fund may invest up to 35% of its assets in such bonds that are rated below investment grade or are unrated.

As a result of the Investment Restriction, the Fund is prohibited from purchasing restricted securities that would otherwise be consistent with the Fund's investment objective and strategies, even though some of these restricted securities may be liquid and present attractive investment opportunities for the Fund. Saturna's analysis indicates that approximately 40% of investment grade bonds and nearly 80% of below investment grade (or unrated) bonds in which the Fund may otherwise invest are restricted securities. Excluding these restricted securities from the Fund's investable universe significantly and unduly limits the investment opportunities for the Fund.

The Investment Restriction was originally intended as a risk-limiting measure to ensure that a fund's portfolio held securities that were freely tradable on exchanges or other securities markets. As a result of the regulatory and industry developments described above, many restricted securities are traded among qualified institutional buyers in volumes sufficient to provide liquidity for holders of such securities. For these types of restricted securities, the lack of registration under the Securities Act does not materially reduce the liquidity of the securities.

The Proposal is not intended to permit the Fund to materially increase its investments in illiquid securities. Saturna will continue to manage the Fund in a manner that is consistent with SEC staff guidance and will continue to limit the Fund's holdings of securities that it deems to be illiquid.

Saturna believes that if shareholders approve the Proposal to delete the Investment Restriction, such approval would would permit the Fund to expand its investable universe without materially changing the liquidity of the Fund's holdings and without materially changing the investment risk profile of the Fund. Saturna would continue to manage the Fund in substantially the same manner and would continue to monitor the liquidity of the Fund's investments.

As discussed in greater detail below, the Board considered the recommendations of Saturna and voted to approve the Proposal.  The Board also directed the officers of the Fund to submit the Proposal to Shareowners of the Fund for approval. If Shareowners do not approve the Proposal, the Board may consider other options to enhance the Fund's ability to invest in a broader universe of securities.

Board Considerations
The Board approved the Proposal at a meeting held on December 22, 2015. At the meeting, Saturna informed the Board that it believes that if the Proposal were approved and implemented, the Fund would continue to be managed in the same manner, but would have the opportunity to selectively invest in restricted securities that met the Fund's investment criteria.

The Board carefully considered the purpose of the Investment Restriction and the investment limitations imposed on the Fund as a result of the Investment Restriction. The Board also considered the potential benefits to the Fund and its shareholders and weighed those benefits against the risks associated with permitting the Fund to invest in restricted securities. The Board concluded that eliminating the Investment Restriction and permitting the Fund to invest in restricted securities would better position the Fund to capitalize on investment opportunities and potentially make the Fund more competitive with its peers.

After carefully reviewing the information provided by Saturna, the Board unanimously approved the Proposal and recommended that Shareowners approve the change. The Board's decision was based on a number of factors, including the following:

  The fact that the Fund would continue to be managed in accordance with its investment objective, strategies, and its other fundamental investment restrictions, and that the Fund's investment criteria would otherwise remain unchanged;
  The fact that the Fund's investments in illiquid securities would not be materially increased, or increased at all, and the Fund's overall risk profile generally would remain unchanged;
  Saturna's experience and knowledge in evaluating the investment risks associated with the Fund's investments;
  Saturna's implementation of the Fund's policies and procedures regarding liquidity and the liquidity requirements imposed under the policies and procedures;
  The industry and regulatory developments regarding restricted securities, and the fact that the Fund would operate within established parameters regarding restricted securities;
  The competitive disadvantage the Fund would continue to face in light of continuing to operate the Fund with the Investment Restriction; and
  The benefit to the Fund and its shareholders resulting from permitting the Fund to invest its assets in accordance with its investment objective and strategies without any undue limitations regarding whether a particular security was registered under the Securities Act.

The Board members unanimously recommend that Shareowners of the Fund vote FOR the Proposal.

VOTING AND MEETING INFORMATION

Ownership of Fund Shares
Beneficial owners of more than 5% of any class of the Fund as of the Record Date are listed on Exhibit A. Except as shown in that Exhibit, to the knowledge of the Fund, as of the Record Date, no person is a beneficial owner of more than 5% of the outstanding Shares of any class of the Fund.

Solicitation Method and Costs
The solicitation of proxies will be primarily by mail. Officers of the Trust and other employees of Saturna may solicit proxies by telephone, facsimile, or in-person. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareowner's identity. In all cases where a telephonic proxy is solicited, the Shareowner will be asked to verify his or her identity, and to confirm that the Shareowner has received the Proxy Statement and proxy card. Shareowners requiring further information as to telephonic or facsimile transmitted voting instructions or the proxy generally should contact the Fund toll-free at 800-728-8762.

The Fund may request brokerage houses, custodians, nominees, and fiduciaries that are Shareowners of record to forward proxy materials to beneficial owners. Saturna will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Fund. The cost of the solicitation is expected to be approximately $[2,500] and will be borne by Saturna.

Quorum and Required Vote
A quorum for the Meeting consists of holders of a majority of the outstanding Shares of the applicable Fund present in person or by proxy. Approval of the Proposal will require the affirmative "vote of a majority of the outstanding Shares" of the Fund. The 1940 Act defines the term "vote of a majority of the outstanding voting securities" as the lesser of: (1) approval by 67% or more of the Shares present and entitled to vote at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting are present at the Meeting or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal.

If Shareowners do not approve the Proposal, Saturna will continue to manage the Fund in accordance with the Investment Restriction and may recommend other options to the Board for its consideration.

Abstentions and Broker Non-Votes
Shares for which there is an abstention or broker non-vote (i.e., proxy ballots from brokers or other nominees indicating that they have not received voting instructions from the beneficial owner on the Proposal for which brokers or nominees do not have discretionary voting authority), if any, will be counted for quorum purposes, but will have the same effect as a vote against the Proposal for purposes of determining whether the Proposal has passed.

Recording and Tabulation of Votes
Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Election appointed for the Meeting. The Inspectors of Election will determine whether a quorum is present at the Meeting for the Fund. If the enclosed proxy ballot is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon.

If you hold your shares directly with the Fund (i.e., not through a broker or other financial intermediary) and you properly execute and timely return the proxy ballot, but you do not provide any voting instructions, the Shares represented by the proxy ballot will be voted "FOR" the Proposal. If you hold your shares through a broker or other financial intermediary and you properly execute and timely return the proxy ballot to your broker or financial intermediary, or provide other authorization to vote your Shares, but you do not provide any voting instructions, the broker or financial intermediary will follow its own policies and procedures for voting such Shares. In such circumstances, the broker or financial intermediary may vote such uninstructed Shares "FOR" the Proposal or vote the uninstructed Shares in proportion to the votes cast by other Shares held by the same broker or financial intermediary that did provide voting instructions.

Shareowners are entitled to one vote for each full Share, and a proportionate vote for each fractional Share, of the Fund held as of the Record Date. Under Washington law, Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

Revocation
Any Shareowner giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person. If you hold your Shares through a broker or other financial intermediary, please consult your broker or financial intermediary regarding your ability to revoke your voting instructions.

Attendance at Meeting
Attendance at the Meeting will be limited to each Fund's shareholders as of the Record Date. If you plan to attend the Meeting in person, to gain admission you must show valid photographic identification, such as your driver's license or passport. If you hold Fund shares through a financial intermediary, to gain admission you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a ''legal proxy'' from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment
If sufficient votes to approve a Proposal are not received by the Fund before the meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; and the nature of any further solicitation and any information to be provided to Shareowners with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Shareowners.

ADDITIONAL INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

Timeliness of Shareowner Proposals
The Fund does not hold an annual meeting and currently does not intend to hold annual or special meeting of Shareowners unless required to do so by the 1940 Act or by Washington law. Any Shareowner proposal to be presented for action at the Fund's next Shareowner meeting must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. A timely submission of a proposal does not guarantee that the Fund will include the proposal in a proxy statement.

Shareowner Communications
Shareowners who want to communicate with the Board or any individual Board member(s) should write to the attention of the Secretary of the Fund, 1300 North State Street, Bellingham, WA 98225. Communications to the Board must be signed by the Shareowner and must specify: (1) the Shareowner's name and address; (2) the number of Fund shares owned by the Shareowner; (3) other fund(s) in which the Shareowner owns shares and the amount of such shares and (4) if applicable, the name of the broker or other financial intermediary that holds Fund shares in its name for the Shareowner's benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting or sooner if the Secretary determines that the communications require more immediate attention.

Householding
We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same ''household.'' This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be ''householded,'' please call us at 800-728-8762 or send a written request with your name, and your account number to the Fund at 1300 North State Street, Bellingham, WA 98225.

Investment Adviser and Underwriter
Saturna Capital Corporation, 1300 North State Street, Bellingham, Washington, 98225, acts as investment adviser to the Fund. Saturna Brokerage Services, Inc., a subsidiary of Saturna Capital Corporation located at the same address, acts as principal underwriter to the Fund.

Fund Shares Owned by Board Members and Executive Officers
Information concerning Board members' and the Fund's executive officer's ownership of Fund Shares is provided in Appendix B.

Effective Date
If Shareowners approve the Proposal, it is anticipated that the change will be implemented on or about March 31, 2016.

Other Business Items
Saturna does not intend to present any items other than the Proposal and is not aware that any other items of business will be presented at the Meeting. If, however, other matters are properly presented for a vote at the Meetings, the persons named as proxies will vote on such matters in their sole discretion after considering the best interests of the Fund and its shareholders.

Questions
If you have any questions regarding the Meeting or need assistance in voting, please contact us at 800-728-8762.

Saturna Investment Trust
Sustainable Bond Fund

/s/ Thomas R. Phillips
Thomas R. Phillips
Secretary

APPENDIX A

Principal Shareowners Owning More Than 5% of the Fund

As of November 30, 2015, the principal Shareowners (those with 5% or more of outstanding Shares) were:

Name and Address	Shares	Percentage
FolioFN Investments, Inc. 8010 Greensboro Drive, 8th Floor McLean, VA 22102	293,500	41.56%
Saturna Capital Corporation 1300 North State Street Bellingham, WA 98225	202,476	28.67%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	69,432	9.83%

SATURNA INVESTMENT TRUST
Sustainable Bond Fund

Proxy Ballot

Name(s):	__________________________
Account/Control Number:	__________________________
Shares Owned:	__________________________

This proxy is solicited on behalf of the Board of Trustees of Saturna Investment Trust on behalf of its series, Sustainable Bond Fund. The Board of Trustees recommends you vote FOR the following proposal:

Proposal: To delete the Fund's fundamental investment restriction regarding restricted securities

▢	▢	▢
FOR	AGAINST	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

The undersigned hereby appoints NICHOLAS F. KAISER, JANE K. CARTEN, and THOMAS R. PHILLIPS, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Special Meeting of Shareowners of Sustainable Bond Fund to be held at the offices of Saturna Capital Corporation, 1300 North State Street, Bellingham, Washington, 98225, on Friday, February 26, 2016, at 10:00 a.m. (Pacific Time), including all adjournments thereof, as specified above, and in their discretion upon such other business as may properly be brought before the meeting.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor's office.

Signature: ______________________	Signature: ______________________
Date: ______________________	Date: ______________________

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible

# # #